SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                           BDI Investment Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies: Common Stock.

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee  is  offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date  Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                           BDI INVESTMENT CORPORATION


         Notice is hereby given that the Annual Meeting of Stockholders of BDI Investment Corporation will be held at the offices of the Company, 990 Highland Drive, Suite 100, Solana Beach, California on Friday, October 18, 1996 at 11:00 in the forenoon for the following purposes:

                  1.  To elect three (3) directors for the ensuing year.

                  2. To ratify the selection of Coopers & Lybrand certified public accountants, as the Company's auditors for fiscal 1997.

                  3. To consider and act upon other matters which may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on August 19, 1996 as the date of determining the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present you are requested to complete and sign the enclosed proxy and return it in the stamped envelope provided. Stockholders who are present at the meeting may revoke their proxies and vote in person.

                                            By Order of the Board of Directors

                                            BDI INVESTMENT CORPORATION




                                           s/s Donald Brody
                                               ------------
                                               Donald Brody
                                               Secretary

Solana Beach, CALIFORNIA

August 28, 1996

                           BDI INVESTMENT CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 18, 1996

         The undersigned hereby appoints ARTHUR BRODY attorney and proxy, with power of substitution, to vote for and on behalf of the undersigned at the annual meeting of stockholders of the Company to be held on October 18, 1996 and at any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorney and proxy is instructed to vote as follows:

(1) Election of the Board's nominees for Directors. (The Board of Directors recommends a vote "FOR".)

   [   ]   FOR       all nominees listed below (except as marked to the contrary below).

   [   ]   WITHHOLD AUTHORITY to vote for nominees listed below.

Nominees:  Arthur Brody, Edward L. Kane and Michael Stolper

INSTRUCTION:   To withhold authority to vote for any one or more nominees, write the name(s) of such nominee(s) in the space provided below:



(2) Ratification of the selection of Coopers & Lybrand, certified public accounts, as the Company's independent auditors for fiscal 1997. (The Board of Directors recommends a vote "FOR")

                   [   ] FOR     [   ] AGAINST     [   ] ABSTAIN

                   (Continued and to be signed on reverse side)

(3) Upon all such other matters as may properly come before the meeting and/or any adjournment thereof, as they in their discretion may determine. The Board of Directors is not aware of any other matters.

         UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED ON THIS PROXY, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD'S NOMINEES AND FOR THE RATIFICATION OF COOPERS & LYBRAND AS THE COMPANY'S INDEPENDENT AUDITORS.


         Please sign exactly as your name appears on your stock certificate. Give full title if any attorney, executor, administrator, trustee, Guardian, etc.

         For each account in the name of two or more persons, each should sign, or if one signs he/she should attach evidence of his/her authority.

  Please be sure to sign and date this Proxy in the box below.

         __________________________________
         Date
         __________________________________
         Stockholder sign above
         __________________________________
         Co-holder (if any) sign above
         __________________________________
         Print Name:


         Please sign this proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

                           BDI INVESTMENT CORPORATION
                                 PROXY STATEMENT

         The following statement is furnished in connection with the solicitation by the board of directors of BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, CA 92075, a New Jersey corporation (hereinafter called the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company on Friday, October 18, 1996 at 11:00 in the forenoon, and at all adjournments thereof. The Company is registered pursuant to Section 8(b) of the Investment Company Act of 1940 as a closed end diversified investment company. This Proxy Statement and the enclosed form of proxy are being sent or given to stockholders on or about August 28, 1996.

Proxies and Voting at the Meeting

         The Board of Directors has fixed the close of business on August 19, 1996 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and, accordingly, only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at said meeting. At the close of business on the record date, there were outstanding and entitled to vote at the meeting 1,421,551 shares of the Company's Common Stock which were held of record by 199 stockholders. Each share is entitled to one vote. A majority of the shares of Common Stock voting at the meeting is required for the approval of each matter being submitted to a vote of stockholders.

         A form of proxy is enclosed for use at the meeting if a stockholder is unable to attend in person. The proxy may be revoked at any time before it is exercised if a stockholder notifies the secretary of the meeting, in writing, of a desire to revoke or by attending the meeting and voting in person. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted for the proposals described in this Proxy Statement. In the event a stockholder specifies a different choice by means of the proxy, that stockholder's shares will be voted in accordance with such specification.

         The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and may reimburse them for their expense in so doing. If necessary, the Company my also use its Secretary and his assistants to solicit proxies from the stockholders, either personally or by telephone or special letter.

Principal Stockholders

         The only person or entity that owns of record, or that is known by the Company to own beneficially, more than five (5) percent of the outstanding voting securities of the Company is Arsobro, L.P. Its holdings as of August 19, 1996 were as follows:

                                     Shares of Common Stock          Percent
                                      Owned Beneficially               of
Names and Address of Stockholders    as of August 21, 1995            Class
---------------------------------    ---------------------            -----

Arsobro, L.P.                              1,316,957                  92.64%
990 Highland Drive
Solana Beach, California
-------------

(1) Arthur Brody generally possesses the sole power to vote and to make investment decisions with respect to all of the shares beneficially owned by the Arsobro, L.P. By virtue of his beneficial ownership of such shares, Mr. Brody is a "control person" of the Company.


                            DESIGNATION OF INVESTMENT
                               ADVISER, PAYMENT OF
                              BROKERAGE COMMISSIONS

         All investment decisions for the Company are made by Arthur Brody. Mr. Brody is the principal partner of the principal shareholder of the company and is the company's chairman and chief executive officer. Mr. Brody does not receive a salary for his services in selecting investments and managing the Company's investment portfolio. The Company has not entered into in the past and does not now intend during the coming fiscal year to enter into a contract with any person or firm to serve as an investment adviser.

         During the fiscal year ended June 29, 1996 the Company's investment portfolio consisted largely of tax exempt notes and bonds. Tax exempt obligations are purchased and sold by municipal securities dealers on a principal basis. No separately identifiable commission is paid.

         In effecting trades, the Company utilizes municipal securities dealers with a national reputation and expertise in trading tax exempt securities. The Company selects dealers who, in the judgement of management, are able to execute orders on an expeditious basis and at the best obtainable price. The providing of research or other services to the Company is not a factor affecting the selection of a municipal securities dealer.

                                   PROPOSAL 1
                           ELECTION OF THREE DIRECTORS

         The Bylaws of the Company provides that the number of directors shall be not less than three and no more than eleven members. By resolution the Board of Directors has fixed the number of directors at three. Therefore, three directors are to be elected to serve a term of one year and thereafter until their respective successors shall have been elected and shall have qualified. Unless a stockholder either indicates "authority withheld" on his/her proxy or indicates on his/her proxy that his/her shares should not be voted for certain nominees, it is intended that the person named in the proxy will vote for all of the nominees listed below. Discretionary authority is solicited to vote for the election of a substitute for any of said nominees, who, for any reason presently unknown, cannot be a candidate for election. Three of the Company's present directors intend to stand for reelection. Each nominee has consented to being named in the Proxy Statement and to serve if elected.

         During the fiscal year ended June 29, 1996 the Board of Directors held three regular meetings. All of the Company's directors were present for all three meetings. The Board of Directors does not have standing audit, nominating or compensation committees or committees performing similar functions. Additionally, the board held a special telephonic board meeting on August 21, 1995 and a special board meeting June 26, 1996 at which all directors participated by conference call.

         The following table sets forth the names of the three nominees for election to the Board of Directors, the principal occupation or employment of each nominee during the last five years, the principal business of the organization in which said occupation or employment is carried on, the age of each nominee, the period during which each nominee has served as a director of the Company, the expiration date of the term for which each nominee has been nominated, and the approximate number of shares and percentage of the class of Common Stock of the Company beneficially owned by each nominee as of August 19, 1996. All nominees are presently serving as directors of the Company.

                                                                                                        Owned
                          Position and Office with                                                  Beneficially
                          Company and Other                            Director     Expiration        as of           Percentage
Name                      Principal Occupation                Age       Since         of Term         8/19/96 (1)     of Class
----                      --------------------                ---       -----         -------         -----------     --------

Arthur Brody              Chairman of the Board of             76        1958          10/97           1,316,957        92.64
(2)*                      Directors, President and Chief                                               (2)
                          Executive Officer of the
                          Company.  Also serves as
                          Chairman and Chief Executive
                          Officer of Brodart Co.
                          (Library services and retail
                           book stores.)

Edward L. Kane            Independent Consultant;              58        1990          10/97
(3)                       Chairman and CEO of Altis
                          Outpatient Services, Inc. 1993
                          thru  1/95;  President  of Craig
                          Corporation from 1988 to 1993;
                          President of Reading Company
                          from 1991 to 1993; Director
                          since 1989.

Michael Stolper           President,  Stolper  and             50        1986          10/97
(3) (4)                   Company,  Inc.  (pension
                          consulting  firm  which is a
                          registered  investment
                          advisor);  member of Board of
                          Directors of Meridian Fund
                          (registered  investment company),
                          1983 to present;  Director and
                          shareholder of Aster Capital
                          Management (registered investment
                          advisor); Director of Janus Capital
                          (registered  investment  advisor);
                          trustee  of  Pasadena  Growth  Fund
                          (registered  investment  company)
                          and  Shareholder of Roger Engemann
                          Management Company (registered
                          investment advisor).

*Arthur Brody and Sophie Brody may be deemed to be interested persons of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their owning in excess of five (5) percent of the Company's Common Stock.


(1) As of August 19, 1996, the only officer and director of the Company nominated herein who owned beneficially shares of the Company's Common Stock was Arthur Brody. (1,316,957 shares in the aggregate representing 92.64% of the outstanding Common Stock).

(2) For a description of the nature of the beneficial ownership of Arthur and Sophie Brody, see footnotes (1) to the "Principal Stockholders" chart.

(3) Mr. Kane and Mr. Stolper are the only nominees to the Company's Board of Directors who are directors of another company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, or any company subject to Section 15(d) of that Act or registered as an investment company under the Investment Company Act of 1940.

(4) Although Stolper and Company, Inc., is a registered investment adviser, Mr. Stolper does not provide investment advice to the Company other than in his capacity as a board member and does not receive any fees or compensation other than regular fees paid to all non-officer board members.

Remuneration of Officers and Directors

         During the fiscal year ended June 29, 1996, no officer or director of the Company received any direct or contingent form of remuneration other than fees paid to all non-officer directors.

         Non-officer directors presently receive an annual director's fee of $5,000, plus $500 for each meeting of the Board which they attend.

         The Company does not presently maintain any stock option plan, pension plan or profit sharing plan for officers or employees.

                                   PROPOSAL 2
                        SELECTION OF INDEPENDENT AUDITORS

         Coopers & Lybrand, certified public accountants, has been selected and approved by the Board of Directors to examine and report on the accounts of the Company for the fiscal year ending June 28, 1997. That firm conducted the audit of the Company's accounts for the 1995 fiscal year.

         A representative of Coopers & Lybrand is not expected to be present at the Annual Meeting of Stockholders on October 18, 1996. Therefore, a representative will not have an opportunity to make a statement at the meeting, and is not expected to be available to respond to questions from stockholders.

         Section 32(b) of the Investment Company Act or 1940 requires that the selection of accountants by the Company's Board of Directors be ratified at the Annual Meeting of Stockholders. Accordingly, stockholders are being asked to ratify the selection of Coopers & Lybrand as the Company's independent auditors for the fiscal year ending June 28, 1997.

                                  OTHER MATTERS

         At the time this Proxy Statement was mailed to stockholders, the Board of Directors was not aware that any matter other than those referred to in the form of proxy would be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgement of the persons voting them. The proxies will be effective at any adjournment of the Annual Meeting. Provided a quorum is present in person or by proxy, the Company does not intend to adjourn the meeting, even if an insufficient number of affirmative votes is received with respect to any proposal.

                     NOTICE REGARDING FILING OF SHAREHOLDER
                        PROPOSALS AT 1997 ANNUAL MEETING

         As required by the Rules of the Securities and Exchange Commission, the Company hereby notifies all stockholders that if a stockholder intends to present a proposal at the 1997 Annual Meeting of Stockholders, the proposal must be received by the Company in writing no later than April 18, 1997 in order for such proposal to be eligible for inclusion in the Company's Proxy Statement and form of proxy for next year's meeting.

                                  ANNUAL REPORT

         A copy of the Company's annual report for the fiscal year ended June 29, 1996, including financial statements, is being sent along with this Proxy
Statement for review by the stockholders. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Additional copies of the Annual Report may be obtained by writing to BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, California 92075, Attention: Mr. Arthur Brody, Chairman.

                                              By Order of the Board of Directors




                                              /s/Donald Brody
                                                 ------------
                                                 Donald Brody
                                                 Secretary


August 28, 1996

                           BDI INVESTMENT CORPORATION

                           --------------------------

                     REPORT ON AUDITED FINANCIAL STATEMENTS
               For the Year Ended June 29, 1996 and July 2, 1995

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
   BDI Investment Corporation

We have audited the accompanying statement of assets and liabilities of BDI Investment Corporation, including the schedule of portfolio investments as of June 29, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of investments owned as of June 29, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as wee as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BDI Investment Corporation as of June 29, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting procedures.


                                   /s/Coopers & Lybrand L.L.P.
                                   ---------------------------
                                   Coopers & Lybrand L.L.P.





San Diego, California
July 26, 1996

                           BDI INVESTMENT CORPORATION

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 29, 1996

                                    ---------

                             ASSETS AND LIABLILITES


Assets:
     Investments, at value (cost: $13,499,000)(Notes 2 and 6) ...    $13,236,000
     Cash and cash equivalents ..................................         86,000
     Interest receivable ........................................        259,000
     Other assets ...............................................          9,000
                                                                     -----------

                      Total assets: .............................     13,590,000

Liabilities:
     Payable to affiliate .......................................         11,000
     Accrued expenses ...........................................         10,000
     Dividend payable ...........................................        288,000
                                                                     -----------

                      Total liabilities: ........................        309,000
                                                                     -----------


                      NET ASSETS

Net assets (Note 8) .............................................    $13,281,000
                                                                     ===========


Net asset value per share (based on 1,421,551
   shares outstanding) ..........................................    $      9.34
                                                                     ===========

                   The accompanying notes are an intregal part
                          of the financial statements.


                             STATEMENT OF OPERATIONS
                        For the Year Ended June 29, 1996

                                   ----------



Imvestment income:
     Tax-exempt interest ..........................................   $  792,000
     Taxable dividends ............................................        2,000
     Tax-exempt dividends .........................................       32,000
                                                                      ----------

                                                                         826,000


Expenses:
     Bookkeeping ..................................................       23,000
     Professional fees ............................................       14,000
     Directors' fees ..............................................       13,000
     Transfer agent fees ..........................................        3,000
     Other operating ..............................................        5,000
                                                                      ----------

                                                                          58,000
                                                                      ----------

                      Net investment income .......................      768,000
                                                                      ----------


Realized and unrealized gains on investments:
     Proceeds from sales and bond redemptions .....................    1,711,000
     Cost of investments sold and redeemed (identified cost basis)     1,636,000
                                                                      ----------

     Net realized gain on investments transactions ................       75,000
     Net change in unrealized appreciation in investments .........      150,000
                                                                      ----------

                      Net realized/unrealized gains on investments       225,000
                                                                      ----------

Change in net assets resulting from operations ....................   $  993,000
                                                                      ==========

                   The accompanying notes are an intregal part
                          of the financial statements.

                           BDI INVESTMENT CORPORATION

                       STATEMENT OF CHANGES IN NET ASSETS
               For the Years Ended June 29, 1996 and July 2, 1995

                                    ---------


                                                                   1996            1995
                                                                   ----            ----
Increase (decrease) in net assets from operations:
     Net investment income ...............................   $    768,000    $    798,000
     Net realized gain (loss) from investment transactions         75,000         (59,000)
     Net change in unrealized appreciation on investments         150,000         227,000
                                                             ------------    ------------

                      Change in net assets resulting
                      from operations ....................        993,000         966,000

Distributions to shareholders from net investment income .       (707,000)       (808,000)
                                                             ------------    ------------

                      Change in net assets ...............        286,000         158,000

Net assets:
     Beginning of period .................................     12,995,000      12,837,000
                                                             ------------    ------------

     End of period (including undistributed
        net investment income of $609,000 - 1996 and
        $548,000 - 1995) .................................   $ 13,281,000    $ 12,995,000
                                                             ============    ============


                   The accompanying notes are an intregal part
                          of the financial statements.

                               BDI INVESTMENT CORPORATION

                              NOTES TO FINANCIAL STATEMENTS

                                        ---------


1.    General

        On January 10, 1984, BDI Investment Corporation (the "Company") filed a Registration Statement on Form N-2 with the Securities and Exchange Commission to register under the Investment Company Act of 1940 as a closed-end diversified management investment company.


2.    Summary of Significant Accounting Policies:

       Cash Equivalents

        Cash equivalents represent highly liquid money market funds.

       Investments

        The investment portfolio consists primarily of tax-exempt bonds which are valued at the last bid price on the last business day of the quarter.

       Income Recognition

        Security transactions are recorded on the trade date. Purchases of securities are recorded at cost. Any premiums paid or discounts received are recognized in the determiniation of realized gain or loss. The company amortizes bond premiums over the life of the bond using the effective yield method. Bond discounts are not amortized. Purchased interest income is accrued and recorded based upon settlement dates.

       Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets abd liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expense during the reporting period. Actual results could differ from estimates.

                                   Continued

                               BDI INVESTMENT CORPORATION

                              NOTES TO FINANCIAL STATEMENTS

                                        ---------

2.    Summary of Significant Accounting Policies, Continued:

       Fair Value of Financial Instruments

        Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosure About Fair Value of Financial Instruments", defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties The carrying value of cash, interest receivable, accounts payable, accrued liabilities and payable to affiliate approxiamate fair value because of the short maturity of those instruments.

       Taxes

        The Company has qualified as a Regulated Investment Company under certain provisions of the Internal Revenue Code beginning with the fiscal year starting July 1, 1984. Under such provisions, the Company will not be subject to federal income tax on income which it receives and distributes to its shareholders, provided that it distributes substantially all such income. As a Regulated Investment Company, the Company "passes through" to its shareholders character of the income which it receives.

       Distributions

        It is the Company's policy to record distributions to shareholders as of the earlier of the date they are declared by the Board of Directors or the record date. All dividends declared during the current year represent distributions from net investment income.

        Distributions during 1996 and 1995 consisted of one $.0473, one $.20 and one $.25; and two $.13, one $.25 and one $.0588 dividends, respectively.

       Fiscal Year

        The Company's fiscal year ends on the Saturday nearest the end of June. The current year presented represents a 52 week year.


3.    Concentration of Credit Risk:

        The Company invests primarily in California state and municipal bonds, most of which are guarenteed by the state or are privately insured. At June 29,1996, the value of such bonds was approximately $12,262,000. In addition, the Company's cash and cash equivalents consist of uninsured deposits with a major broker-dealer.

                                    Continued

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                    ---------

4.    Directors' Fees:

        The Company pays fees and provides expense reimbursement to members of the Board of Directors who are not officers of the Company. Directors fees for the year ended June 29, 1996 were $13,000.


5.    Related Party Transaction:

        The Company pays an affiliate for bookkeeping services. Fees for the year ended June 29, 1996 were approximately $23,000.

        Investment management services are provided to the Company by its chief executive officer and principal shareholder. The Company's chief executive officer does not charge fees for these services because he is the majority shareholder.

        Certain legal services are provided to the Company by the secretary of the Company. Fees paid for these services aggregated $800 during 1996.


6.    Purchases and Sales of Securities:

        For the year ending June 29, 1996, the aggregate cost of security purchases was $1,842,000, of which $168,000 consisted of U.S. Government securities and the aggregate proceeds from sales or redemptions of securities was $1,711,000, of which $170,000 consisted of U.S. Government securities.

        No fees are charged by the securities custodian, a customary practice when securities transactions occur with that institution.


7.    Income Taxes:

        For the year ended June 29, 1996, no income tax expense was incurred due to the Company's qualification as a Regulated Investment Company and the distribution of substantially all its income for the current fiscal year to its shareholders (see Note 2). At June 29, 1996, the Company has capital loss carryovers totaling $101,000 which expire in the years 2000 to 2003.




                                   Continued

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                    ---------


8.    Net Assets:

        As of June 29, 1996, net assets consist of:

              Preferred stock, without par value: authorized,
                   500,000 shares; issued, none .................   $       --
              Common stock, par value $.10 per share: authorized,
                   4,500,000 shares; issued, 1,425,151 ..........        143,000
                      Less treasury stock at cost, 3,600 shares .        (22,000)
              Additional paid-in capital ........................      3,673,000
              Accumulated undistributed net investment income ...        609,000
              Accumulated undistributed net realized losses .....       (101,000)
              Unrealized depreciation on investments ............       (263,000)
              Retained earnings at June 30, 1984 ................      9,242,000
                                                                    ------------

                                                                    $ 13,281,000
                                                                    ============

        Retained earnings at June 30, 1984 represents cumulative undistributed earnings of the Company prior to its qualification as a regulated investment company (see Note 1).

                                                     BDI INVESTMENT CORPORATION

                                                 STATEMENT OF PORTFOLIO INVESTMENTS
                                                            June 29, 1996
                                                              ---------

                                                                                                                           Value at
            Cost                           Issuer and Title of Issue                             Par Value                 Year End
            ----                           -------------------------                             ---------                 --------

                                           Tax Exempt Bonds (98% of Investment Portfolio)
                                           ----------------------------------------------

                                     California
          $34,000                    Anaheim, California; Electric Revenue                         $35,000                  $36,000
                                     Bond; 6.700%, October 1, 1998

          103,000                    Anaheim, California; Water Revenue;                           100,000                  101,000
                                     6.000%, July 1, 2003

          100,000                    Associated Bay Area Government;                               100,000                   99,000
                                     Certificate of Participation, 5.625%;
                                     October 1, 1998

          100,000                    Associated Bay Area Government;                               100,000                  100,000
                                     Certificate of Participation, 5.900%;
                                     October 1, 1999

          253,000                    Associated Bay Area Government;                               255,000                  252,000
                                     Certificate of Participation, 6.100%;
                                     October 1, 2000

          200,000                    Bakersfield, California; Public                               200,000                  202,000
                                     Financing Authority Revenue;
                                     Series A; 5.800%, September 15, 2006

          124,000                    Banning, California; Community                                130,000                  134,000
                                     Redevelopment Agency; 7.000%;
                                     March 1, 2020

          263,000                    Buena Park, California; Community                             265,000                  265,000
                                     Redevelopment Agency; 6.300%;
                                     September 1, 1999

          258,000                    Buena Park, California; Community                             260,000                  260,000
                                     Redevelopment Agency; 6.300%;
                                     March 1, 1999

                                                     BDI INVESTMENT CORPORATION

                                            STATEMENT OF PORTFOLIO INVESTMENTS, CONTINUED
                                                            June 29, 1996
                                                              ---------
                                                                                                                            Value at
            Cost                           Issuer and Title of Issue                             Par Value                 Year End
            ----                           -------------------------                             ---------                 --------


                                      Tax Exempt Bonds (98% of Investment Portfolio), Continued
                                      ---------------------------------------------------------
          $67,000                    California Educational Facilities                             $65,000                  $67,000
                                     Authority Revenue Refunding,
                                     Pepperdine University; 6.750%;
                                     January 15, 2006

          100,000                    California Health Facilities Financing                        100,000                  103,000
                                     Authority Revenue, Refunding AIDS
                                     Healthcare Foundation; 5.900%;
                                     September 1, 2002

          202,000                    California Health Facilities Financing                        200,000                  206,000
                                     Authority Revenue, Refunding AIDS
                                     Healthcare Foundation; 6.000%;
                                     September 1, 2003

           53,000                    California Health Facilities Financing                         50,000                   54,000
                                     Authority Revenue, Refunding Kaiser
                                     Permanente; Series A; 7.000%;
                                     October 1, 2008

           25,000                    California Housing Finance Agency                              25,000                   26,000
                                     Revenue, Home Mortgage; Series C;
                                     6.250%; February 1, 2006

          192,000                    California; Special District                                  190,000                  192,000
                                     Financial Authority; Certificate of
                                     Participation; 8.000%; July 1, 1998

          149,000                    California; State Public Works Board;                         150,000                  150,000
                                     Lease; RFDG - Long Beach and
                                     San Luis Obispo Series B; 5.600%;
                                     April 1, 2006

          101,000                    California; State Public Works Board;                         100,000                  105,000
                                     Series 1991 A; Lease Revenue Bonds,
                                     Department of Correction; 6.400%;
                                     September 1, 2008

                                                     BDI INVESTMENT CORPORATION

                                            STATEMENT OF PORTFOLIO INVESTMENTS, CONTINUED
                                                            June 29, 1996
                                                              ---------

                                                                                                                           Value at
            Cost                           Issuer and Title of Issue                             Par Value                 Year End
            ----                           -------------------------                             ---------                 --------

                                   Tax Exempt Bonds (98% of Investment Portfolio), Continued
                                   ---------------------------------------------------------
         $175,000                    California State Department of                               $175,000                 $177,000
                                     Veteran Co; 7.000%; April 1, 2016

          417,000                    California; Statewide Community                               425,000                  406,000
                                     Development, Certificate of Participation,
                                     San Gabriel Valley; 5.375%, September 1, 2007

          100,000                    Compton, California; Community                                100,000                  109,000
                                     Redevelopment Agency; RFTG T/A
                                     Walnut Industrial Series B;
                                     7.700%, August 1, 1999

          325,000                    Compton, California; Community                                325,000                  362,000
                                     Redevelopment Agency; RFTG T/A
                                     Walnut Industrial Series B;
                                     7.800%, August 8, 2001

          100,000                    Contra Costa County, California;                              100,000                  105,000
                                     CTFS PTRN; 6.200%, August 1, 2008

          172,000                    Contra Costa County, California;                              165,000                  172,000
                                     CTFS PTRN; Merrithew Memorial
                                     Hospital replacement Project;
                                     6.400%, November 1, 2005

          243,000                    East Municipal Water & Sewer                                  250,000                  240,000
                                     District of California; 5.375%;
                                     July 1, 2013

          349,000                    El Dorado Hills, California;                                  340,000                  360,000
                                     Community Service Center; 7.900%;
                                     June 1, 2008

          337,000                    Emeryville, California                                        340,000                  337,000
                                     Public Financing Authority; Revenue
                                     Bond; 5.700%; September 1, 2007

                                                     BDI INVESTMENT CORPORATION

                                            STATEMENT OF PORTFOLIO INVESTMENTS, CONTINUED
                                                            June 29, 1996
                                                              ---------
                                                                                                                           Value at
            Cost                           Issuer and Title of Issue                             Par Value                 Year End
            ----                           -------------------------                             ---------                 --------

                                      Tax Exempt Bonds (98% of Investment Portfolio), Continued
                                      ---------------------------------------------------------

          $51,000                    Los Angeles County, California;                               $50,000                  $52,000
                                     Multi-Family Housing Revenue;
                                     FHA; 7.300%; July 1, 2011

          192,000                    Metro Water Dist R.G.O.;                                      225,000                  211,000
                                     5.250%, March 1, 2022

          500,000                    Metro Water District; Waterworks                              500,000                  490,000
                                     Revenue; 5.400%; July 1, 2010

           48,000                    Metro Water District; Waterworks                               50,000                   47,000
                                     Revenue; 5.500%; July 1, 2019

          588,000                    Metro Water District; Waterworks                              600,000                  576,000
                                     Revenue; 5.500%; July 1, 2013

          341,000                    Metro Water District; Waterworks                              350,000                  305,000
                                     Revenue; 5.000%; July 1, 2020

          150,000                    Midpeninsula Regional Open Space                              150,000                  164,000
                                     District; 6.950%; September 1, 2008

           24,000                    Montclair, California; 7.750%                                  25,000                   27,000
                                     October 1, 2011

           70,000                    Morgan Hill, California;                                       70,000                   71,000
                                     Redevelopment Agency Tax
                                     Allocation; 5.250%; March 1, 1998

          111,000                    Northern California Power                                     115,000                  106,000
                                     Agency; Public Power Revenue;
                                     5.000%, July 1, 2009

          125,000                    Oakland, California; YMCA;                                    125,000                  133,000
                                     7.400%, June 1, 2010

           43,000                    Palmdale, California; Single                                   45,000                   49,000
                                     Family Mortgage Revenue;
                                     7.000%, September 1, 2011

                                                     BDI INVESTMENT CORPORATION

                                            STATEMENT OF PORTFOLIO INVESTMENTS, CONTINUED
                                                            June 29, 1996
                                                              ---------
                                                                                                                           Value at
            Cost                           Issuer and Title of Issue                             Par Value                 Year End
            ----                           -------------------------                             ---------                 --------

                                      Tax Exempt Bonds (98% of Investment Portfolio), Continued
                                      ---------------------------------------------------------
         $600,000                    Placer Co., California Water Agency;                         $600,000                 $594,000
                                     5.500%, July 1, 2010

          152,000                    Pleasanton, California; Certificate                           145,000                  154,000
                                     Participation CTFS Partnership; 6.700%;
                                     October 1, 2006

           36,000                    Redding, California; School District;                          40,000                   35,000
                                     5.000%, March 1, 2019

          235,000                    Riverside County, California; Asset                           235,000                  236,000
                                     Leasehold Revenue Hospital;
                                     6.000%, June 1, 2007

          567,000                    Riverside City, California;                                   600,000                  543,000
                                     Electric RFDG Revenue; 5.000%;
                                     October 1, 2013

           52,000                    Sacramento, California; New Public                             50,000                   52,000
                                     Housing Authority; 6.000%, December 1, 2007

          190,000                    San Clemente, California; LMTD                                190,000                  197,000
                                     Obligation Wastewater Treatment
                                     Plant; 7.900%; September 1, 1999

          158,000                    San Francisco, California; City and                           155,000                  161,000
                                     County General Obligation; 6.100%;
                                     June 15, 2007

           98,000                    San Francisco, California; Port                               100,000                  100,000
                                     Commission; 5.500%; July 1, 2004

           50,000                    San Francisco, California; New Public                          50,000                   48,000
                                     Housing Authority; 5.125%;
                                     August 1, 2010

          200,000                    San Joaquin, California; General                              200,000                  196,000
                                     Hospital Revenue; 5.9000%;
                                     September 1, 2003

                                                  BDI INVESTMENT CORPORATION

                                         STATEMENT OF PORTFOLIO INVESTMENTS, CONTINUED
                                                         June 29, 1996
                                                           ---------
                                                                                                                           Value at
            Cost                           Issuer and Title of Issue                             Par Value                 Year End
            ----                           -------------------------                             ---------                 --------

                                      Tax Exempt Bonds (98% of Investment Portfolio), Continued
                                      ---------------------------------------------------------

         $100,000                    San Luis Obisbo, California;                                 $100,000                 $100,000
                                     Water Treatment Plant;
                                     5.375%; June 1, 2008

          105,000                    San Luis Obisbo, California;                                  105,000                  104,000
                                     Water Treatment Plant;
                                     5.500%, June 1; 2009

          581,000                    Santa Maria, California;                                      600,000                  534,000
                                     Redevelopment; 5.000%;
                                     June 1, 2016

           85,000                    Santa Margarita, California;                                   85,000                   87,000
                                     Water Districts #3 and #4;
                                     7.500%; November 1, 2011

          193,000                    Sierra Unified School District,                               200,000                  194,000
                                     California; CTFS PARTN Financing;
                                     6.160%; March 1, 2004

           99,000                    Sonoma, California; Community                                 100,000                  102,000
                                     Redevelopment Agency; Tax Allocation
                                     7.900%; August 1, 2014

          246,000                    Tahoe Forest Hospital District,                               250,000                  255,000
                                     California; Insured Health Facility
                                     Revenue; 5.850%; August 1, 2004

          593,000                    Tehachapi School District;                                    600,000                  555,000
                                     6.300%; August 1, 2021

          102,000                    Temecula Valley Unified School                                100,000                   97,000
                                     District Financing Project; California;
                                     5.900%; September 1, 2004

           80,000                    Thousand Oaks, Califonria;                                     80,000                   82,000
                                     Redevelopment Agency; Single
                                     Family Residential Mortgage
                                     Revenue; 7.900%; January 1, 2016

                                                      BDI INVESTMENT CORPORATION

                                             STATEMENT OF PORTFOLIO INVESTMENTS, CONTINUED
                                                             June 29, 1996
                                                               ---------
                                                                                                                           Value at
            Cost                           Issuer and Title of Issue                             Par Value                 Year End
            ----                           -------------------------                             ---------                 --------

                                      Tax Exempt Bonds (98% of Investment Portfolio), Continued
                                      ---------------------------------------------------------

         $129,000                    University of California, Revenue                            $130,000                 $127,000
                                     Bond, Series B; 5.875%;
                                     September 1, 2008

          574,000                    Vallejo, California; Mortgage                                 575,000                  541,000
                                     Revenue; 5.650%; May 1, 2027

          335,000                    Westminister City, California;                                335,000                  318,000
                                     Certificate pf Participation - Public
                                     Improvement Project; 5.750%;
                                     June 1, 2009
       ----------                                                                               ----------               ----------
       12,345,000                                                                               12,475,000               12,263,000
       ----------                                                                               ----------               ----------

                                     Puerto Rico

          344,000                    Puerto Rico; HFC SFM Mortgage                                 335,000                  353,000
                                     Revenue; 7.500%; April 1, 2022

          314,000                    Puerto Rico; Housing and Financial                            305,000                  319,000
                                     Corporation; GNMA; 7.650%;
                                     October 15, 2022
       -----------                                                                             -----------               ----------

       13,003,000                                                                              $13,115,000               12,935,000
       -----------                                                                             ===========               ----------

                                         Tax Exempt Funds (2% of Investment Portfolio)

          496,000                    Dean Witter Coldwell Banker Tax                                24,875                  301,000
                                     Exempt Mortgage Fund
      -----------                                                                                                       -----------

      $13,499,000                                                                                                       $13,236,000
      ===========                                                                                                       ===========

                                                     BDI INVESTMENT CORPORATION

                                                        FINANCIAL HIGHLIGHTS
                                             For the Years Ended June 29, 1996, July 2,
                                                         1995, July 3, 1994,
                                                   June 27, 1993 and June 29, 1992

        Selected data for each share of common stock follows:

                                                        1996            1995             1994             1993            1992
                                                        ----            ----             ----             ----            ----
Investment income                                      $0.58            $0.61            $0.64            $0.72           $0.77
Expenses                                                0.04             0.05             0.05             0.05            0.08
                                                       -----            -----            -----            -----            ----

              Net investment income                     0.54             0.56             0.59             0.67            0.69

Distributions from net investment
     income                                            (0.50)           (0.57)           (0.59)           (0.69)          (0.73)

Net realized and unrealized gain (loss)
     on investments                                     0.16             0.12            (0.64)            0.15            0.06
                                                       -----            -----           ------            -----            ----

Net increase (decrease) in
     net asset value                                    0.20             0.11            (0.64)            0.13            0.02

Net asset value:
   Beginning of period                                  9.14             9.03             9.67             9.54            9.52
                                                       -----            -----            -----            -----            ----

End of period                                          $9.34            $9.14            $9.03            $9.67           $9.54
                                                       -----            -----            -----            -----           -----

Total return                                            7.66%            7.53%           -0.52%            8.60%           7.88%
                                                       =====            =====           ======            =====           =====

Ratio of expenses to
     average net assests                                0.44%            0.50%            0.55%            0.48%           0.82%
                                                       =====            =====            =====            =====           =====

Ratio of net investment
     income to average net assets                       5.76%            6.29%            6.15%            6.97%           7.27%
                                                       =====            =====            =====            =====           =====

Market price at end of period                            *                *                *                *                *

Portfolio turnover                                     12.92%           15.47%           24.36%           35.72%          19.43%
                                                      ======           ======           ======           ======          ======

Number of shares outstanding at the
     end of each period                            1,421,551        1,421,551        1,421,551        1,421,551       1,421,551
                                                   =========        =========        =========        =========       =========

* Due to the limited market that currently exists for the Company's common stock, there is is no established market price.

                           BDI INVESTMENT CORPORATION

                                 CORPORATE DATA

                                    ---------


Chairman of the Board of Directors,                 Arthur Brody
Chief Executive Officer, President
and Treasurer

Director                                            Edward Kane

Director                                            Michael Stolper

Secretary                                           Donald Brody

Counsel                                             Lowenstein, Sandler, Kohl,
                                                    Fisher and Boylan

Auditors                                            Coopers & Lybrand L.L.P.

Transfer agent                                      Registrar & Transfer Company

Custodian                                           Dean Witter Reynolds, Inc.